Rule 497(e)

File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND ALTERNATIVE ENERGY FUND

Supplement dated March 21, 2019 to Prospectus dated April 30, 2018

Effective March 31, 2019, the Investment Adviser will terminate the existing arrangement of donating a portion of the Investment Adviser’s management fee equal to 0.20% of the Fund’s average daily net assets to certain non-profit organizations. Maintaining a “commercial co-venture program” with these entities has proven to be unsustainable, given the limited size of the Fund and the relatively high fixed costs associated with the program.